UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 8, 2015

ROSEWOOD RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-199690	61-1733971
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

8 Dorset Place, 65 Dorset Road

Parkwood, Johannesburg, South Africa, 2193

(Address of principal executive offices)

Registrant's telephone number, including area code: 604-819-3795

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

This Form 8-K is being filed in order to expand the disclosure made therein in accordance with Item 304(a) of Regulation S-K.

Item 4.01. Changes in Registrant's Certifying Accountant

(1) Previous Independent Auditors:

a. On July 6, 2015, DKM Certified Public Accountants ("DKM") declined to stand for appointment as the Company's independent accountant.

b. DKM's report on the financial statements for the years ended October 31, 2014, and 2013, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

c. Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial review of financial statements of the quarterly period April 30, 2015, there have been no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DKM, would have caused them to make reference thereto in their report on the financial statements. Through the interim period July 6, 2015, there have been no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DKM would have caused them to make reference thereto in their report on the financial statements.

d. We have authorized DKM to respond fully to the inquiries of the successor accountant.

e. During the interim period through July 6, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation SK.

f. The Company provided a copy of the foregoing disclosures to DKM prior to the date of the filing of this Report and requested that DKM furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8K.

(2) New Independent Accountants:

a. On July 6, 2015 the Company engaged Stevenson & Company CPAS LLC of Tampa, Florida, as its new registered independent public accountant. During the years ended October 31, 2014, and 2013, and prior to July 6, 2015, we did not consult with Stevenson & Company CPAS LLC regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements by Stevenson & Company CPAS LLC, in either case where written or oral advice provided by Stevenson & Company CPAS LLC would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation SK, respectively).

Item 9.01 Financial Statements and Exhibits.

(a) None

(b) Exhibits

Exhibit No.	Description

16.1	Letter from DKM Certified Public Accountants, dated July 8, 2015, regarding Change in Certifying Accountant. (Filed herewith)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rosewood Resources, Inc.

Date: July 8, 2015	By:	/s/ B. Gordon Brooke
B. Gordon Brooke
Chief Financial Officer, Secretary and Director

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